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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                          Date of Report: July 18, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


           KENTUCKY                                              61-0985936
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c)      Exhibits

                  99.1 July 18, 2002 Press Release

Item 9.  REGULATION FD DISCLOSURE

     On July 18, 2002, NS Group, Inc. issued a news release concerning its financial results for the quarter ended June 30, 2002. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NS GROUP, INC.

Date: July 18, 2002                            By:  /s/ Thomas J. Depenbrock
                                               -----------------------------
                                               Thomas J. Depenbrock
                                               Vice President, Treasurer and
                                               Chief Financial Officer







                                  EXHIBIT INDEX



No.            Exhibit
---            -------

99.1           July 18, 2002 Press Release